--------------------------------------------------------------------------------

                             LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

Dear Shareholder:                                               October 15, 1998

  We are pleased to present to you the Semi-Annual Report of The United Kingdom Fund Inc. (the "Fund"). On September 30, 1998, the end of the period under review, the Fund's net assets totaled $61.2 million. This represents a net asset value per share of $15.25, with an average annual return of 10.54% from its initial value after taking into account underwriting discounts, commissions, offering expenses and distributions. This compares with an average annual return of 11.18% for the FTSE All-Share Index (US$) over the same time period. At the end of the period under review, the Fund was quoted at $13.750 per share on the New York Stock Exchange, which represents a 9.84% discount to the Fund's net asset value per share, and an average annual return of 8.76% from its initial value, assuming reinvestment of dividends and distributions.

  At the Annual Meeting of Shareholders of the Fund held on September 15, 1998, the Board of Directors announced their decision to propose one of the following three options as soon as practical: converting the Fund to an open-end fund, liquidating the Fund, or merging the Fund with an existing open-end fund. The Board of Directors also announced that they had authorized management to make open-market purchases of the Fund's shares, depending on market conditions, during the interim period prior to a decision being made among the three alternatives. The Board of Directors' next scheduled meeting is November 24, 1998.

  We also enclose an investment review and United Kingdom market outlook together with a summary of the major portfolio investments.

                                Yours sincerely,

    /s/ Anthony M. Solomon         /s/ J. Loughlin Callahan

      Anthony M. Solomon             J. Loughlin Callahan
    Chairman of the Board          President and Treasurer

--------------------------------------------------------------------------------

                          REPORT OF INVESTMENT MANAGER
--------------------------------------------------------------------------------

INVESTMENT REVIEW

  During the third quarter of 1998, your Fund experienced a decline in net asset value of 12.10%, which compared with an 11.77% decrease in the FTSE All-Share Index. These results are recorded in total return and US dollar-based terms.

  During the period, the equity market reached a new high on July 20, 1998 however, it subsequently fell sharply to end at a lower level than at the start of the year. The period featured unprecedented volatility in share prices with wide variations in performance between sectors and between stocks within sectors.

  The crisis in Russia, caused by the withdrawal of foreign capital and the government's inability to finance its short-term debt repayments, led to a global liquidity squeeze. Foreign capital was withdrawn from those countries that were perceived to be vulnerable to currency devaluation, thus exacerbating the overall problem. Yield premiums on higher risk sovereign and corporate debt increased dramatically, which severely impacted the highly leveraged operations of hedge funds. Losses for companies in the financial sector due to their involvement in Russia, hedge funds and corporate debt markets led to severe share price reductions in the banking sector, not just in the UK, but globally. Investors continued to seek safe havens within an increasingly nervous market. Utilities and other companies with highly resilient earnings were in high demand.

  The best performing sectors were tobacco, oil and gas, water, electricity and life insurance. The manufacturing sectors came under pressure, due to reduced expectations for global growth and evidence that the high level of sterling and declining business confidence was leading to falling order books and downgraded profit expectations.

  The worst performing sectors were paper, packaging and printing, chemicals, distributors and financial services. Consumer confidence declined after an earlier increase in base rates to 7.5%. Operationally geared sectors such as leisure and hotels, breweries, pubs and restaurants, and household goods were underperformers reflecting the poor summer weather and concerns over the potential effects of rising unemployment. Within the banking sector, Barclays underperformed sharply after announcing provisions for its Russian exposure. The other clearing banks also underperformed, although in contrast, the converted building societies performed very well as investors perceived them to be immune from emerging market and hedge fund losses.

ECONOMIC & MARKET OUTLOOK

  The UK equity market has experienced a sharp sell-off in line with other European markets. Liquidity pressures have caused the withdrawal of marginal investors such as hedge funds and international investors and as a result, the market has fallen to a level lower than at the start of the year. The current environment remains one of unusual volatility in share prices. Liquidity in the corporate debt markets has contracted sharply, with very high premiums being demanded for credit risk. Investors seem to be driven by fear rather than fundamental valuations and are therefore still favoring the defensive sectors.

  The UK economy continues to decelerate, with business optimism declining significantly. Manufacturing activity has contracted for six consecutive months and signs are appearing that confidence within the retail and financial services sectors is also deteriorating rapidly. The recent reduction in base rates is a consequence of this background and further reductions are anticipated. Although we are not forecasting a recession in the UK, we acknowledge the risk that given the global slowdown, it is possible that a substantial decline in business and consumer confidence could create a recession through deferral of spending plans.

  Although the UK may avoid a technical recession, the outlook for corporate profits is much harsher, with continued upward pressure on wage costs and global deflationary forces restricting pricing power. Recent market declines have added to pressures on company pension schemes, which could also increase payroll costs. We believe corporate profits overall will show only very modest progress, as will dividend growth. Company balance sheets are generally in good order and an upturn in take-over and merger activity is expected, as companies take advantage of depressed valuations.

  The next few months will yet again be a testing time for the UK equity market with continuing wide variations in the performance of individual stocks and sectors. Caution will remain the order of the day with an emphasis on avoiding highly leveraged companies and those where profits could prove to be vulnerable to a downturn in current trading.

  The Fund's and the FTSE All-Share Index's sector weightings expressed as a percentage of total equities held at September 30, 1998 are outlined below:

                                                                   % OF FTSE
                                                       % UK        ALL-SHARE
                                                       FUND          INDEX
                                                    -----------  -------------
Mineral Extraction................................         5.5           9.2
General Industrials...............................        21.1           9.3
Consumer Goods....................................        29.0          18.2
Services..........................................         7.2          30.9
Utilities.........................................        23.6           6.7
Finance...........................................        13.6          23.1
Investment Trusts.................................         0.0           2.6

ECONOMIC AND MONETARY UNION (EMU)

  Certain European countries have agreed to enter into the EMU in an effort, among other things, to reduce barriers between countries, increase competition among companies, reduce government subsidies in certain industries, and reduce or eliminate currency fluctuations among these countries. EMU establishes a single common European currency (the "euro") that will be introduced on January 1, 1999 and is expected to replace the existing national currencies of all EMU participants by July 1, 2002. Upon introduction of the euro, certain securities (beginning with government and corporate bonds) will be re-denominated in the euro and, thereafter, will be listed, traded and will make dividend and other payments only in euros.

        - If the euro, or EMU as a whole, does not take effect as planned, the Fund's investments could be adversely affected. For example, sharp currency fluctuations, exchange rate volatility and other disruptions of the markets could occur.

        - Withdrawal from EMU by a participating country could also have a negative effect on the Fund's investments, for example, if securities re-denominated in euros are transferred back into that country's national currency.

        - Gains or losses resulting from the euro conversion may be taxable to Fund shareholders under foreign tax laws.

        - Computer, accounting, and trading systems must be capable of recognizing the euro as a distinct currency. Like other investment companies and business organizations, the Fund could be adversely affected if the systems used by the Investment Manager, Investment Adviser, the Fund's other service providers, or entities with which the Fund or its service providers do business do not properly address this issue prior to euro conversion over the first weekend of 1999 (January 1 through January 3). These issues may negatively affect the operations of the companies the Fund invests in as well. The Investment Manager and Investment Adviser have taken steps that they believe are reasonably designed to prepare their systems and operations for the euro conversion. As of the date of this report, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund.

YEAR 2000 COMPLIANCE DISCLOSURE

  Many computer systems and other electronically controlled equipment used by companies and other business organizations throughout the world express dates using only the last two digits of the year, and thus will require modification or replacement to accommodate the Year 2000 and beyond in order to avoid malfunctions and consequential widespread commercial disruption.

  The Fund could be adversely affected if the computer systems and equipment used by its service providers or the companies in which it invests, or other organizations with which any of them deal, do not properly address this problem before January 1, 2000. The Investment Manager and the Investment Adviser have taken steps that they believe are reasonably designed to address that the computer systems and equipment it uses are adequate to deal with Year 2000 issues and to seek the same of its suppliers and the Fund's other service providers. As of the date of this report, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund.

--------------------------------------------------------------------------------

                               PORTFOLIO SUMMARY
--------------------------------------------------------------------------------

  The strategy over the period was to realize profits on some on the financial services and utility holdings. We reduced Abbey National and sold the holding of Allied Zurich that was demerged from British American Tobacco (formerly BAT Industries). We also received the cash proceeds from the takeovers of Beales Hunter and Paramount Foods and accepted the cash offer for Wessex Water.

  Other holdings which were reduced included British Petroleum, Pennon Group and Seton Scholl Healthcare. The bulk of the sale proceeds was retained in cash, although we also increased SmithKline Beecham and purchased a holding in Imperial Chemical Industries after the severe fall in its share price.

  The Fund's ten largest equity holdings as of September 30, 1998 were:

  GLAXO WELLCOME

     Market Price as of 09/30/98.................................   1737p
     Prospective Earnings per share (to December 1998)...........   49.5p
     Prospective Earnings Multiple...............................   35.1x

  Glaxo Wellcome is the largest stock in the UK equity market. It is a leading international pharmaceuticals company, with important drugs in many therapeutic areas. Two of its previous best-selling drugs, Zantac and Zovirax, continue to decline following the expiration of their US patents, but sales growth in the respiratory, HIV and central nervous system therapy areas remains strong. Although highly rated, Glaxo Wellcome is expected to show continued, steady earnings growth.

  BRITISH PETROLEUM

     Market Price as of 09/30/98.................................    900p
     Prospective Earnings per share (to December 1998)...........   38.9p
     Prospective Earnings Multiple...............................   23.1x

  British Petroleum ("BP") is a leading international oil company with a substantial exploration and production profile. BP has recently announced an agreed merger with Amoco. The merged company will become the largest stock in the UK market, and will rank alongside Exxon in terms of reserves and capital employed. Amoco is the market leader in gas production in the US and the combined company will be a major force in gasoline retailing and chemicals. BP Amoco is expected to show excellent dividend progression based on its strong cashflow.

  SHELL TRANSPORT & TRADING

     Market Price as of 09/30/98.................................    356p
     Prospective Earnings per share (to December 1998)...........   16.2p
     Prospective Earnings Multiple...............................   22.0x

  Shell Transport & Trading is a leading oil company with substantial production, refining and petrochemical activities. Although profits in 1998 will be depressed by the low oil price, they are expected to grow over the next few years. Shell Transport & Trading has recently announced a merger of its refining and marketing interests with Texaco, which should improve profitability. Cashflow remains highly positive despite a substantial increase in exploration expenditure and we continue to expect strong dividend progression for at least the next two years.

  NATIONAL WESTMINSTER BANK

     Market Price as of 09/30/98.................................    790p
     Prospective Earnings per share (to December 1998)...........   78.9p
     Prospective Earnings Multiple...............................   10.0x

  National Westminster Bank is a leading retail bank in the UK. Like other clearing banks, it is undergoing a strategy of branch closures and reductions in its workforce through the establishment of new processing centers. It has recently reorganized its remaining investment banking activities, having sold its securities operation to Bankers Trust. The release of capital from this sale leaves scope for a share buyback, which could significantly improve the return on equity. Profits are expected to continue their steady growth, helped by low bad debts and increasing fee income. As the smallest of the four English clearing banks, National Westminster Bank is a likely participant in any consolidation of the UK banking sector.

  BARCLAYS

     Market Price as of 09/30/98.................................    961p
     Prospective Earnings per share (to December 1998)...........  108.0p
     Prospective Earnings Multiple...............................    8.9x

  Barclays has shown a strong recovery in banking profits following a reduction in bad debts and success in controlling costs through branch closures and centralization of service functions. We believe that substantial further cost savings can be achieved through the introduction of new technology and accompanying staff reductions. Barclays has recently been adversely affected by its exposure to Russia and certain hedge funds which have caused investors to reassess the company's risk profile. Barclays has sought to increase its return on capital and we expect a continued focus on improving shareholder value.

  BRITISH TELECOMMUNICATIONS

     Market Price as of 09/30/98.................................    793p
     Prospective Earnings per share (to March 1999)..............   32.7p
     Prospective Earnings Multiple...............................   24.3x

  British Telecommunications ("BT") is the leading fixed line telecommunications company in the UK. It also has a number of European joint venture interests and has recently concluded an agreement with AT&T to combine their international operations. The new venture will own cross border networks including the Concert operation in which BT has a 75% stake. BT also has a stake in Cellnet, the second largest mobile telephone company in the UK, as well as valuable investments in Syntegra and Yellow Pages. Although the shares have had a significant re-rating, we believe BT remains an attractive growth stock.

  JOHN MENZIES

     Market Price as of 09/30/98.................................    460p
     Prospective Earnings per share (to March 1999)..............   44.3p
     Prospective Earnings Multiple...............................   10.4x

  John Menzies is a major wholesaler of books, newspapers, magazines, home entertainment products and office supplies. Its electronic games subsidiary, THE Games, acts as the UK distributor for Nintendo. It has recently sold its newsagent business to its rival W.H. Smith and is developing a high growth business in airport distribution and support services. We expect the current increase in its share price to continue, reflecting the company's strong growth potential and new emphasis on distribution and support services.

  NATIONAL GRID GROUP

     Market Price as of 09/30/98.................................    438p
     Prospective Earnings per share (to March 1999)..............   22.3p
     Prospective Earnings Multiple...............................   19.6x

  National Grid Group is the monopoly owner of the electricity transmission network in England and Wales including the generators, regional distribution networks and industrial customers. It also operates transmission links with Scotland and France. Its majority owned subsidiary Energis, a long-distance telecommunications company, is growing rapidly in the telecommunications arena, especially following the acquisition of Planet Online, formerly the UK's largest independent internet service provider.

  BARR (AG)

     Market Price as of 09/30/98.................................    422p
     Prospective Earnings per share (to January 1999)............   42.7p
     Prospective Earnings Multiple...............................    9.9x

  Barr (AG) is a manufacturer of branded soft drinks based in Scotland. The results for last year were extremely positive, following its investment in modern manufacturing facilities in Cumbernauld. Profits are likely to be lower this year because of poor summer weather and the absence of other beneficial factors. Nevertheless, earnings are expected to show growth over the medium term.

  ALLIED DOMECQ

     Market Price as of 09/30/98.................................    425p
     Prospective Earnings per share (to August 1999).............   43.1p
     Prospective Earnings Multiple...............................    9.9x

  Allied Domecq is an international spirits company with several leading brands, including Ballantine's and Canadian Club whiskies, Beefeater gin, Tia Maria and Kahlua. It also is a liquor retailer through its pub chains and off-licenses and owns the worldwide franchises to Dunkin' Donuts and Baskin-Robbins ice cream parlors. We expect earnings to make steady progress as the management maximizes the profitability of its brand portfolio. Allied Domecq has recently acquired total control of Cantrell and Cochrane after buying Diageo's stake.

  WESSEX WATER

  The holding of 200,000 shares of Wessex Water has been excluded from the top ten list because essentially, this is a cash holding. As of September 30, 1998, the stock was sold to Enron, with the Fund awaiting settlement.

----------------------------------------------------
THE UNITED KINGDOM FUND INC.
STATEMENT OF INVESTMENTS
SEPTEMBER 30, 1998 (UNAUDITED)

--------------------------------------------------------------------------
 SHARES                       DESCRIPTION                         VALUE
--------------------------------------------------------------------------
INVESTMENTS IN UNITED KINGDOM SECURITIES--
           92.3% OF NET ASSETS
           COMMON STOCKS--92.3%
           ALCOHOLIC BEVERAGES--3.3%
  250,000  Allied Domecq plc Ord 25p.........................  $ 1,805,623
  462,299  Merrydown plc Ord 25p.............................      243,547
                                                               -----------
                                                                 2,049,170
                                                               -----------
           BANKING--12.5%
   80,000  Abbey National plc Ord 10p........................    1,378,561
  150,000  Barclays plc Ord 100p.............................    2,449,700
  200,000  National Westminster Bank plc Ord 100p............    2,685,068
  100,000  Royal Bank of Scotland Group plc Ord 25p..........    1,138,605
                                                               -----------
                                                                 7,651,934
                                                               -----------
           BUILDING MATERIALS & MERCHANTS--5.1%
  285,000  Johnston Group plc Ord 10p........................    1,525,645
  550,000  Norcros plc Ord 25p...............................      542,112
  530,000  Universal Ceramic Materials plc Ord 5p............      729,557
  344,370  Vibroplant plc Ord 5p.............................      345,283
                                                               -----------
                                                                 3,142,597
                                                               -----------
           CHEMICALS--3.1%
  100,000  Imperial Chemical Industries plc Ord 100p.........      787,677
   35,000  Wolstenholme Rink plc Ord 25p.....................      300,371
  337,500  Yorkshire Group plc Ord 25p.......................      745,616
                                                               -----------
                                                                 1,833,664
                                                               -----------
           DIVERSIFIED INDUSTRIALS--2.7%
  233,333  Vickers plc Ord 50p...............................      584,880
  200,000  Wardle Storeys plc Ord 10p........................    1,084,224
                                                               -----------
                                                                 1,669,104
                                                               -----------
           ELECTRICITY--3.1%
  255,000  National Grid Group plc Ord 10p...................    1,898,071
                                                               -----------
           ELECTRONICS & ELECTRICAL EQUIPMENT--6.2%
1,000,000  Alphameric plc Ord 2.5p*..........................      764,735
  345,000  CML Microsystems plc Ord 5p.......................      935,143
  240,000  General Electric Co. plc Ord 5p...................    1,753,791
    4,800  General Electric Co. plc, Warrants (exp. 10/98)*..       10,400
  100,000  Roxboro Group plc Ord 1p..........................      299,946
                                                               -----------
                                                                 3,764,015
                                                               -----------
           ENGINEERING--GENERAL--1.3%
  331,186  Ash & Lacy plc Ord 5p.............................      683,827
2,000,000  Beauford plc Ord 10p..............................      127,456
                                                               -----------
                                                                   811,283
                                                               -----------
           ENGINEERING--VEHICLES--1.1%
  218,000  LucasVarity plc Ord 25p...........................      670,553
                                                               -----------
           FOOD PRODUCERS--6.3%
  450,000  Alpha Airports Group plc Ord 10p..................      359,425
  260,000  Barr (AG) plc Ord 25p.............................    1,866,802
  200,000  CPL Aromas plc Ord 10p............................      326,287
1,000,000  Finlay (James) plc Ord 25p........................    1,308,546
                                                               -----------
                                                                 3,861,060
                                                               -----------
           HEALTH CARE--1.0%
   50,000  Seton Scholl Healthcare Group plc Ord 5p..........      596,068
                                                               -----------

--------------------------------------------------------------------------
 SHARES                       DESCRIPTION                         VALUE
--------------------------------------------------------------------------
           LEISURE & HOTELS--1.1%
  275,000  MacDonald Hotels plc Ord 5p.......................  $   698,670
                                                               -----------
           OIL & GAS--12.1%
  176,470  BG plc Ord 25p....................................    1,226,570
  200,000  British Petroleum plc Ord 25p.....................    3,058,938
  200,000  Centrica plc Ord 5p*..............................      386,616
  450,000  Shell Transport & Trading plc Ord 25p (Regd.).....    2,724,367
                                                               -----------
                                                                 7,396,491
                                                               -----------
           PHARMACEUTICALS--11.8%
  150,000  Glaxo Wellcome plc Ord 25p........................    4,427,813
  125,000  SmithKline Beecham plc Ord 6.5p...................    1,374,398
   40,000  Zeneca Group plc Ord 25p..........................    1,413,909
                                                               -----------
                                                                 7,216,120
                                                               -----------
           RETAILERS--GENERAL--4.0%
  106,250  Courts plc Ord 25p................................      496,546
  250,000  John Menzies plc Ord 25p..........................    1,954,322
                                                               -----------
                                                                 2,450,868
                                                               -----------
           TELECOMMUNICATIONS--3.3%
  150,000  British Telecommunications plc Ord 25p............    2,021,448
                                                               -----------
           TEXTILES & APPAREL--3.3%
  350,000  French plc Ord 10p................................      193,307
  165,000  Shiloh plc Ord 25p................................      270,589
1,550,000  Sirdar plc Ord 25p................................    1,554,110
                                                               -----------
                                                                 2,018,006
                                                               -----------
           TOBACCO--1.1%
   87,500  British American Tobacco plc Ord 25p..............      651,671
                                                               -----------
           TRANSPORT--1.5%
  150,000  British Airways plc Ord 25p.......................      917,681
                                                               -----------
           WATER--8.4%
  933,333  Anglian Water plc Ord 100p........................    1,503,638
  100,000  Anglian Water, Class B plc Ord 56p................       88,369
   75,000  Pennon Group plc Ord 100p.........................    1,410,298
  200,000  Wessex Water plc Ord 60p..........................    2,142,955
                                                               -----------
                                                                 5,145,260
                                                               -----------
           TOTAL COMMON STOCKS
             (cost $44,250,264)..............................   56,463,734
                                                               -----------
UNITED STATES SHORT-TERM INVESTMENT--
           0.6% OF NET ASSETS
  391,248  Federated Investors, Trust for Short-Term U.S.
             Government Securities+--(cost $391,248).........      391,248
                                                               -----------
           Total Investments (cost $44,641,512)--92.9%.......   56,854,982
                                                               -----------
           Cash and other assets in excess of
             liabilities--7.1%...............................    4,317,899
                                                               -----------
           NET ASSETS--100.0%................................  $61,172,881
                                                               -----------
                                                               -----------
           NUMBER OF SHARES ISSUED AND OUTSTANDING...........    4,011,655
                                                               -----------
                                                               -----------
           NET ASSET VALUE PER SHARE.........................       $15.25
                                                               -----------
                                                               -----------

------------------
* Non-income producing securities.

+ Money market fund.

                                              See Notes to Financial Statements.

-----------------------------------------------
THE UNITED KINGDOM FUND INC.
STATEMENT OF
ASSETS AND LIABILITIES
SEPTEMBER 30, 1998 (UNAUDITED)
----------------------------------------------------

ASSETS
Investments, at value (cost $44,641,512)........................................  $56,854,982
Cash, at value (cost $3,809,952)................................................    3,890,703
Dividends and interest receivable...............................................      482,753
United Kingdom withholding tax refund receivable................................      167,499
                                                                                  -----------
      Total assets..............................................................   61,395,937
                                                                                  -----------
LIABILITIES
Investment management fee payable...............................................       38,371
Administration fee payable......................................................        8,138
Accrued expenses................................................................      176,547
                                                                                  -----------
      Total liabilities.........................................................      223,056
                                                                                  -----------

NET ASSETS......................................................................  $61,172,881
                                                                                  -----------
                                                                                  -----------
Net assets consist of:
  Common stock, $0.01 par value
   (Authorized 15,000,000 shares)...............................................  $    40,116
  Paid-in-surplus...............................................................   45,960,154
  Undistributed net investment income...........................................      124,837
  Accumulated net realized gains on investments and pound sterling..............    2,731,945
  Net unrealized appreciation on investments and translation of other assets and
   liabilities denominated in pound sterling....................................   12,315,829
                                                                                  -----------
  Net assets....................................................................  $61,172,881
                                                                                  -----------
                                                                                  -----------
Net asset value per share
  ($61,172,881  DIVIDED BY 4,011,655 shares of common stock issued and
   outstanding).................................................................       $15.25
                                                                                  -----------
                                                                                  -----------

----------------------------------------------------
THE UNITED KINGDOM FUND INC.
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED
SEPTEMBER 30, 1998 (UNAUDITED)
----------------------------------------------------

NET INVESTMENT INCOME
Income
  Dividends.....................................................................  $  1,459,521
  Interest......................................................................        60,091
                                                                                  ------------
                                                                                     1,519,612
  Less UK withholding tax.......................................................       269,786
                                                                                  ------------
      Total income..............................................................     1,249,826
                                                                                  ------------
Expenses
  Legal fee.....................................................................       293,360
  Investment management fee.....................................................       258,738
  Reports and notices to shareholders...........................................        82,574
  Administration fee............................................................        51,748
  Directors' fees and expenses..................................................        43,338
  Custodian's fees and expenses.................................................        22,326
  Audit fee.....................................................................        18,862
  Transfer agent's fees and expenses............................................        14,495
  NYSE listing fee..............................................................         8,085
  Insurance fee.................................................................         2,664
  Miscellaneous expenses........................................................         9,759
                                                                                  ------------
      Total expenses............................................................       805,949
                                                                                  ------------
Net investment income...........................................................       443,877
                                                                                  ------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND POUND STERLING TRANSACTIONS
Net realized gain/(loss) on:
  Investments...................................................................     2,879,484
  Pound sterling transactions...................................................       (16,214)
Net change in unrealized appreciation/ (depreciation) on:
  Investments...................................................................   (10,483,617)
  Pound sterling transactions...................................................        93,817
                                                                                  ------------
Net loss on investments and pound sterling transactions.........................    (7,526,530)
                                                                                  ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS............................  $ (7,082,653)
                                                                                  ------------
                                                                                  ------------

                                              See Notes to Financial Statements.

-----------------------------------------------------------
THE UNITED KINGDOM FUND INC.
STATEMENT OF CHANGES IN NET ASSETS
-----------------------------------------------

                                                               FOR THE SIX
                                                               MONTHS ENDED        FOR THE
                                                              SEPTEMBER 30,      YEAR ENDED
                                                                   1998           MARCH 31,
                                                               (UNAUDITED)          1998
                                                              --------------   ---------------
INCREASE/ (DECREASE) IN NET ASSETS
Operations
  Net investment income.....................................  $    443,877     $   1,934,394
  Net realized gain on investments..........................     2,879,484         4,786,288
  Net realized gain/(loss) on pound sterling transactions...       (16,214)           77,550
  Net change in unrealized appreciation on investments and
   pound sterling transactions..............................   (10,389,800)        7,644,914
                                                              --------------   ---------------
  Net increase/ (decrease) in net assets resulting from
   operations...............................................    (7,082,653)       14,443,146
                                                              --------------   ---------------
Dividends and distributions to shareholders from
  Net investment income ($0.17 and $0.434
   per share, respectively).................................      (681,981)       (1,741,241)
  Net realized gains ($0.43 and $0.948 per
   share, respectively).....................................    (1,725,012)       (9,090,231)
                                                              --------------   ---------------
  Total dividends and distributions.........................    (2,406,993)      (10,831,472)
                                                              --------------   ---------------
Total increase/(decrease)...................................    (9,489,646)        3,611,674
NET ASSETS
  Beginning of period.......................................    70,662,527        67,050,853
                                                              --------------   ---------------
  End of period (including undistributed net investment
   income of $202,387 and $362,941, respectively)...........  $ 61,172,881     $  70,662,527
                                                              --------------   ---------------
                                                              --------------   ---------------

See Notes to Financial Statements.
-----------------------------------------------
THE UNITED KINGDOM FUND INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
-----------------------------------------------

NOTE 1. SIGNIFICANT
ACCOUNTING POLICIES
The United Kingdom Fund Inc. (the "Fund") was incorporated in the State of Maryland on May 28, 1987, as a closed-end, diversified management investment company.

  The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

  MANAGEMENT ESTIMATES: The preparation of financial statements in accordance with generally accepted accounting principles requires management to make certain estimates and assumptions that may affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

  VALUATION OF INVESTMENTS: All securities for which current market quotations are readily available are valued at the last sales price prior to the time of determination. If there is no sales price on that date, the securities are valued at the most recently available sales price. Unless otherwise determined by the Fund's Board of Directors, United States short-term investments having a maturity of 60 days or less are valued at amortized cost. Short-term United Kingdom securities are valued at cost after reflecting any unrealized foreign exchange gains or losses. Securities and assets for which current market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund. Forward currency contracts are valued at the current cost of covering or offsetting the contracts. Any assets or liabilities initially expressed in terms of pound sterling ("Sterling") are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the date of valuation.

  INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are recorded on the trade date (the date on which the order to buy or sell is executed). Realized gains and losses from security and foreign currency transactions are calculated on the identified cost basis and interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, except that certain dividends from U.K. securities are recorded as soon as the Fund is informed of the ex-dividend date. Such dividend income and interest income is recorded before United Kingdom withholding tax. United Kingdom withholding tax is recorded as a reduction of investment income, net of an amount receivable from the United Kingdom tax authorities pursuant to the tax treaty with the United States.

  FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. dollars as follows:

   (i) the foreign currency market value of investment securities and other assets and liabilities stated in Sterling are translated at the exchange rate prevailing at the end of the period; and

  (ii) purchases, sales of investments, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions.
The resultant exchange gains and losses are included in the Statement of Operations.

  The Fund does not generally isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market price of investments. However, the Fund does isolate the effect of fluctuations in Sterling rates when determining the gain or loss upon the sale or maturity of Sterling-denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign exchange gain or loss for both financial reporting and income tax reporting purposes.

  Net realized foreign exchange losses of $16,214 represent foreign exchange gains and losses from holdings of Sterling, exchange gains or losses realized between the trade date and settlement dates on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received.

  The 12:00 P.M. midpoint rate of exchange at September 30, 1998 was U.S. $1.69941 to L1 Sterling.

  FORWARD FOREIGN CURRENCY CONTRACTS: The Fund may enter into forward foreign currency exchange contracts ("Forward Contracts") in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in Sterling.

  The Fund may not position a hedge with respect to Sterling or another currency to an extent greater than the aggregate market value (at the time of making such transaction) of the securities held in its portfolio denominated or generally quoted in or currently convertible into Sterling or such other currency. If the Fund enters into a currency hedging transaction, the Fund's custodian will place cash or U.S. government securities or other high quality short-term debt obligations or a combination thereof in a segregated account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of the forward contract, which value will be adjusted on a daily basis. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account so that the value of the account will equal the amount of the Fund's commitment with respect to the contract. The Fund did not enter into such contracts during the six months ended September 30, 1998.

  Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the U.S. dollar.

  Fluctuations in the value of forward contracts are recorded for book purposes as unrealized gains or losses by the Fund.

  Realized gains and losses include net gains or losses recognized by the Fund on forward contracts that the Fund has terminated by entering into offsetting commitments.

  U.S. FEDERAL TAX STATUS: The Fund intends to distribute all of its taxable income and to comply with the other requirements of the U.S. Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing during each calendar year substantially all of its ordinary income and capital gains, if any, the Fund intends not to be subject to a U.S. federal excise tax.

  UNITED KINGDOM WITHHOLDING TAXES: Dividend income received from United Kingdom corporations is subject to the Advance Corporation Tax ("ACT"). Pursuant to the U.K.-U.S. tax treaty, the Fund will generally be entitled to receive from the United Kingdom Inland Revenue a payment equal to the ACT minus a 15% withholding tax. The withholding tax is based upon the sum of the dividend received plus the ACT. The Fund is not subject to U.K. taxes on capital gains and interest income.

  DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: The Fund records dividends and distributions to its shareholders on the ex-dividend date.

  The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations which may differ from net investment income and net realized capital gains as determined by generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their U.S. federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent dividends and distributions exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-surplus.

NOTE 2. AGREEMENTS

The Fund has entered into Agreements with Mercury Asset Management International Channel Islands Ltd. (the "Investment Manager"), Mercury Asset Management International Ltd. (the "Investment Adviser") and Bear Stearns Funds Management Inc. (the "Administrator").

  The Investment Management Agreement provides that the Fund pays the Investment Manager a fee, computed weekly and payable monthly, at the following rates:
0.75% of the Fund's average weekly net assets up to $150 million, and 0.65% of such assets in excess of $150 million. The Administration Agreement provides that the Fund pays the Administrator a fee at the annual rate of 0.15% of the Fund's average weekly net assets up to $200 million and 0.10% on such assets in excess of $200 million. The Investment Manager makes investment decisions on behalf of the Fund on the basis of recommendations from the Investment Adviser subject to the overall supervision of the Board of Directors of the Fund. The Investment Manager pays a fee to the Investment Adviser for the services rendered. The Administrator provides certain clerical and bookkeeping services to the Fund.

NOTE 3. TRANSACTIONS
WITH AFFILIATES

Certain directors and officers of the Fund are also directors and officers of either the Investment Manager, the Investment Adviser or Mercury Asset Management Group Ltd.

NOTE 4. INVESTMENTS IN
SECURITIES

For U.S. federal income tax purposes, the cost of securities owned at September 30, 1998 was $44,641,512.

  At September 30, 1998, the net unrealized appreciation of investments on a tax basis of $12,213,470 was composed of gross appreciation of $18,169,273 for those investments having an excess of value over cost and gross depreciation of $5,955,803 for those investments having an excess of cost over value.

  For the year ended September 30, 1998 aggregate purchases and proceeds from the sales of portfolio securities (excluding short-term securities) were $6,490,779 and $11,631,971, respectively.

NOTE 5. CONCENTRATION
OF RISK

Investments in the United Kingdom may involve certain considerations and risks not typically associated with investments in the United States as a result of, among others, the possibility of future political and economic developments and the level of the United Kingdom governmental supervision and regulation of its securities markets.

  The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific industry or region.

--------------------------------------------------------------------------------
THE UNITED KINGDOM FUND INC.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

CONTAINED BELOW IS PER SHARE OPERATING PERFORMANCE DATA FOR A SHARE OF COMMON STOCK OUTSTANDING, TOTAL INVESTMENT RETURN, RATIOS TO AVERAGE NET ASSETS AND OTHER SUPPLEMENTAL DATA FOR EACH PERIOD INDICATED. THIS INFORMATION HAS BEEN DERIVED FROM INFORMATION PROVIDED IN THE FINANCIAL STATEMENTS AND MARKET PRICE DATA FOR THE FUND'S SHARES.
--------------------------------------------------------------------------------

                                               FOR THE
                                           SIX MONTHS ENDED                FOR THE YEAR ENDED MARCH 31,
                                          SEPTEMBER 30, 1998   ----------------------------------------------------
                                             (UNAUDITED)         1998       1997       1996       1995       1994
                                          ------------------   --------   --------   --------   --------   --------
Net asset value, beginning of period....       $ 17.61         $ 16.71    $ 14.95    $ 13.18    $ 12.32    $ 10.84
                                              --------         --------   --------   --------   --------   --------
Operations:
  Net investment income.................          0.11            0.48       0.36       0.50       0.40       0.17
  Net realized and unrealized gain/
   (loss) on investments and pound
   sterling transactions................         (1.87)           3.12       2.77       1.66       0.92       1.45
                                              --------         --------   --------   --------   --------   --------
    Total from operations...............         (1.76)           3.60       3.13       2.16       1.32       1.62
Distributions to shareholders from:
  Net investment income.................         (0.17)          (0.43)     (0.42)     (0.38)     (0.40)     (0.14)
  Net realized gains....................         (0.43)          (2.27)     (0.95)     (0.01)     (0.06)     --
                                              --------         --------   --------   --------   --------   --------
    Total from distributions............         (0.60)          (2.70)     (1.37)     (0.39)     (0.46)     (0.14)

Net asset value, end of period..........       $ 15.25         $ 17.61    $ 16.71    $ 14.95    $ 13.18    $ 12.32
                                              --------         --------   --------   --------   --------   --------
                                              --------         --------   --------   --------   --------   --------
Per share market value, end of period...       $ 13.75         $ 15.56    $ 13.75    $ 12.00    $ 10.88    $ 10.50
                                              --------         --------   --------   --------   --------   --------
                                              --------         --------   --------   --------   --------   --------
Total investment return, market
 value**................................         (8.11)%(a)      36.44%     26.54%     13.91%      7.93%     10.32%

Net assets at end of period (000
 omitted)...............................       $61,173         $70,663    $67,051    $59,967    $52,883    $49,435
Ratios of operating expenses to average
 net assets.............................          2.34%(b)        1.44%      1.53%      1.55%      1.47%      1.50%
Ratios of net investment income to
 average net assets.....................          1.29%(b)        2.95%      2.22%      3.45%      3.15%      1.43%
Portfolio turnover rate.................          9.94%          11.64%     32.58%     20.85%     19.73%     27.05%


                                                      FOR THE YEAR ENDED MARCH 31,
                                          ----------------------------------------------------
                                            1993       1992       1991       1990       1989
                                          --------   --------   --------   --------   --------
Net asset value, beginning of period....  $  9.93    $ 11.67    $ 10.38    $ 12.15    $  10.94
                                          --------   --------   --------   --------   --------
Operations:
  Net investment income.................     0.26       0.40       0.38       0.36        0.25
  Net realized and unrealized gain/
   (loss) on investments and pound
   sterling transactions................     1.20**    (1.31)      1.64      (1.53)       1.61
                                          --------   --------   --------   --------   --------
    Total from operations...............     1.46      (0.91)      2.02      (1.17)       1.86
Distributions to shareholders from:
  Net investment income.................    (0.14)     (0.45)     --         (0.35)      (0.22)
  Net realized gains....................    (0.41)     (0.38)     (0.73)     (0.25)      (0.43)
                                          --------   --------   --------   --------   --------
    Total from distributions............    (0.55)     (0.83)     (0.73)     (0.60)      (0.65)
Net asset value, end of period..........  $ 10.84    $  9.93    $ 11.67    $ 10.38    $  12.15
                                          --------   --------   --------   --------   --------
                                          --------   --------   --------   --------   --------
Per share market value, end of period...  $  9.63    $  9.13    $ 10.25    $  8.75    $  10.00
                                          --------   --------   --------   --------   --------
                                          --------   --------   --------   --------   --------
Total investment return, market
 value**................................    11.45%     (2.63)%    26.40%     (7.40)%     20.68%
Net assets at end of period (000
 omitted)...............................  $43,467    $39,823    $46,775    $41,609    $ 48,707
Ratios of operating expenses to average
 net assets.............................     1.78%      1.74%      2.19%      1.92%       1.89%
Ratios of net investment income to
 average net assets.....................     2.43%      3.73%      3.34%      3.06%       4.10%
Portfolio turnover rate.................    45.54%     47.30%     36.37%     22.07%      40.91%

------------------------
  * Total investment return, market value, is based on the change in market price of a share during the period and assumes reinvestment of dividends and distributions at actual prices pursuant to the Fund's Dividend Reinvestment Plan. Total investment return does not reflect brokerage commissions.
 ** Reflects a reduction of $0.01 in offering costs previously charged to paid in capital.
 (a) Not annualized.
 (b) Annualized.

--------------------------------------------------------------------------------
THE UNITED KINGDOM FUND INC.

RESULTS OF ANNUAL MEETING OF SHAREHOLDERS (UNAUDITED)
--------------------------------------------------------------------------------

On September 15, 1998, the annual meeting of shareholders of the Fund was held and the following matters were voted upon:

(1) To re-elect directors to the Board of Directors of the Fund.

                                 VOTES
NAME OF DIRECTOR                  FOR     VOTES WITHHELD   NON-VOTES
------------------------------  --------  --------------   ---------
Anthony M. Solomon............  2,116,123      88,946      1,806,586
George F. Bennett.............  2,130,587      74,482      1,806,586
Livio Borghese................  2,122,674      82,395      1,806,586
Sir Arthur Bryan..............  2,118,543      86,526      1,806,586
Peter Stormonth Darling.......  2,097,973     107,096      1,806,586
Leon Levy.....................  2,103,996     101,073      1,806,586
J. Murray Logan...............  2,116,301      88,768      1,806,586
James S. Martin...............  2,098,211     106,858      1,806,586
Richard Barone................   201,878       21,720      3,788,057
Gerald Hellerman..............   201,878       21,720      3,788,057
Robert Kelley.................   201,878       21,720      3,788,057
Adam Shapiro..................   201,878       21,720      3,788,057
Phillip Goldstein.............   201,878       21,720      3,788,057

(2) To ratify the selection of Ernst & Young LLP, as independent public accountants for the year ending March 31, 1999.

       VOTES FOR               VOTES AGAINST             VOTES WITHHELD              NON-VOTES
------------------------  ------------------------  ------------------------  ------------------------
       2,390,787                   23,420                    14,458                  1,582,990

(3) To amend and restate the charter to convert the Fund from a closed-end investment company to an open-end investment company.

       VOTES FOR               VOTES AGAINST             VOTES WITHHELD              NON-VOTES
------------------------  ------------------------  ------------------------  ------------------------
       1,528,093                  634,334                    56,820                  1,792,408

-----------------------------------------------
THE UNITED KINGDOM FUND INC.

AMENDED DIVIDEND REINVESTMENT
AND CASH PURCHASE PLAN
TERMS AND CONDITIONS
-----------------------------------------------

  1. Each shareholder of The United Kingdom Fund Inc. (the "Fund") will have all distributions automatically reinvested by The Bank of New York (the "Plan Agent"), in Fund shares pursuant to the Fund's Amended Dividend Reinvestment and Cash Purchase Plan. Shareholders who do not wish to participate in the Plan may elect to receive all distributions in cash paid by check in US dollars mailed directly to the shareholder by the Plan Agent, as dividend paying agent.

  2. The Plan Agent serves as agent for the shareholders in administering the Plan. If the directors of the Fund declare a dividend, participants in the Plan will receive the equivalent in stock in the Fund valued at the lower of market price or net asset value as determined on the record date for that dividend. Whenever the market price is equal to or exceeds net asset value at the time shares are valued for the purpose of determining the number of shares equivalent to the cash dividend or distribution, participants will be issued shares of the Fund at a price equal to the greater of net asset value or an amount equal to 95% of the then current market price of the Fund's shares. The Fund will not issue shares under the Plan below net asset value. If net asset value exceeds the market price of Fund shares at such time, or if the Fund should declare a dividend or other distribution payable only in cash (i.e., if the Board of Directors should preclude reinvestment at net asset value), the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of a Fund share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

  3. Participants have the option of making additional cash payments to the Plan Agent, quarterly, in any amount from U.S. $100 to U.S. $3,000, for investment in the Fund's common stock. The Plan Agent will use all funds received from participants to purchase Fund shares in the open market on or about March 15, June 15, September 15 and December 15 of each year. Any voluntary cash payments received more than 30 days prior to these dates will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, participants should send in voluntary cash payments to be received by the Plan Agent approximately ten days before March 15, June 15, September 15 or December 15, as the case may be. Optional cash payments must be made in U.S. dollars. Optional cash payments drawn on a non-U.S. bank will be subject to collection fees and must be collected by the foregoing quarterly dates to be invested. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before the payment is to be invested.

  4. The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan.

  5. In the case of shareholders, such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are to participate in the Plan. Shareholders whose shares are held in the name of a broker or nominee should consult with the broker or nominee to determine whether they should participate in the Plan or how they may withdraw from the Plan.

  6. There is no charge to participants for reinvesting dividends or capital gains distributions. The Plan Agent's fees for the handling of reinvestment of dividends and distributions will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in stock or cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends or capital gains distributions. The Plan Agent may use its wholly-owned subsidiary, BNY Brokerage Inc., for trading activity relating to the Plan, on behalf of Plan participants.

  7. With respect to purchases for voluntary cash payments, the Plan Agent will charge U.S. $2.00 for each purchase for a participant, plus a pro rata share of the brokerage commission. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for these transactions because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.

  8. The automatic reinvestment of dividends and distributions will not relieve participants of any U.S. income tax that may be payable on such dividends or distributions.

  9. Participants in the Plan may effect "book-to-book" transfers, which involve transferring shares from an existing participant account in the Plan to a new participant account, by contacting the Plan Agent.

  10. Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days' written notice to members of the Plan. All correspondence concerning the Plan should be directed to the Plan Agent, the Bank of New York, at P.O. Box 11002, Church Street Station, New York, New York, 10249.

------------------------------------------------------------------

DIRECTORS AND OFFICERS

  ANTHONY M. SOLOMON, Chairman of the Board and Director
  GEORGE F. BENNETT, Director
  LIVIO BORGHESE, Director
* SIR ARTHUR BRYAN, Director
  PETER STORMONTH DARLING, Director
  LEON LEVY, Director
* J. MURRAY LOGAN, Director
* JAMES S. MARTIN, Director
  J. LOUGHLIN CALLAHAN, President and Treasurer
  STEVEN W. GOLANN, Vice President, Assistant Treasurer
  RITA J. KLEINMAN, Secretary
  THADDEA M. MAGUIRE, Assistant Secretary
  AMANDA J. MARSH, Assistant Secretary

* Member of the Audit Committee

----------------------------------------------------

EXECUTIVE OFFICES--
245 Park Avenue
15th Floor
New York, New York 10167
(For latest net asset value, market data, shareholder inquiries and requests for Fund reports, please call 1-212-272-2323.)

INVESTMENT MANAGER--
Mercury Asset Management International
Channel Islands Ltd.
Forum House, Grenville Street
St Helier, Jersey JE4 8RL
Channel Islands

INVESTMENT ADVISER--
Mercury Asset Management International Ltd.
33 King William Street
London EC4R 9AS
England

ADMINISTRATOR--
Bear Stearns Funds Management Inc.
245 Park Avenue
New York, New York 10167

CUSTODIAN--
Custodial Trust Company
101 Carnegie Center
Princeton, New Jersey 08540

TRANSFER AGENT AND REGISTRAR--
The Bank of New York
Shareholder Relations Department-11E
P.O. Box 11258
Church Street Station
New York, New York 10286

LEGAL COUNSEL--
Davis Polk & Wardwell
450 Lexington Avenue
New York, New York 10017

INDEPENDENT AUDITORS--
Ernst & Young LLP
787 Seventh Avenue
New York, New York 10019

                             ADDITIONAL INFORMATION

 This report, including the financial statements herein, is transmitted to the shareholders of The United Kingdom Fund Inc. for their information. The financial information included herein is taken from the records of the Fund without audit by the Fund's independent auditors who do not express an opinion thereon. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

 Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

 Comparisons between changes in the Fund's net asset value per share and changes in the FTSE All-Share Index should be considered in light of the Fund's investment policy and objectives, the characteristics and quality of the Fund's investments, the size of the Fund and variations in the US dollar/pound sterling exchange rate.

                  -------------------------------------------
                         SUMMARY OF GENERAL INFORMATION
                    ---------------------------------------

THE FUND
  The United Kingdom Fund Inc. is a diversified, closed-end management investment company whose shares trade on the New York Stock Exchange. Its investment objective is long-term capital appreciation through investments primarily in United Kingdom equities. The Fund is managed by Mercury Asset Management International Channel Islands Ltd., relying on investment advice from Mercury Asset Management International Ltd. (Regulated by IMRO).

SHAREHOLDER INFORMATION
  Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions section of newspapers under the designation "Utd KingFd" or "UKing". The Fund's New York Stock Exchange trading symbol is UKM. Weekly comparative net asset value (NAV) and market price information about the Fund shares are published each Monday in THE WALL STREET JOURNAL, THE NEW YORK TIMES, and BARRON'S as well as other newspapers in a table called "Closed-End Funds," and are also available on REUTERS under the designation "MAMINDEX".

  Shareholders interested in receiving the quarterly newsletter entitled "Closed-End Fund Focus" should call 1-212-888-6941 and request to be placed on the mailing list or send a request by mail to the Fund's address.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN--SUMMARY
  A Dividend Reinvestment and Cash Purchase Plan is available to provide shareholders with automatic reinvestment of their dividend income and capital gains distributions in additional shares of the Fund's common stock and the opportunity to purchase additional shares of the Fund on a quarterly basis. Information describing the Plan is available from the Plan Agent, The Bank of New York, by calling: 1-800-432-8224.

  All shareholders are automatically enrolled in the Dividend Reinvestment Plan unless they have elected to receive distributions in cash. Therefore, if you wish to participate and your shares are held in your own name, no action is required on your part. If you have previously elected to receive distributions in cash and now wish to participate in the Plan, please call the Plan Agent at the number above. If your shares are held in the name of a brokerage firm, bank or other nominee, you should instruct your nominee to participate in the Plan on your behalf. If your nominee is unable to participate on your behalf, you should request it to register your shares in your own name which will enable you to participate in the Plan.

                                     [LOGO]

                          THE UNITED KINGDOM FUND INC.

                               SEMI-ANNUAL REPORT

                               SEPTEMBER 30, 1998